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                                                            Exhibit 24.0

                            POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Gilbert F. Amelio, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation (the "Company"), to sign the Annual Report on Form 10-K for the Company's 1994 fiscal year, and any and all amendments to said Annual Report on Form 10-K, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

             SIGNATURE                               DATE


/S/ GILBERT F. AMELIO                                   July 20, 1995
    -----------------
        Gilbert F. Amelio


/S/ GARY P. ARNOLD                                      July 20, 1995
    -------------
        Gary P. Arnold


/S/ ROBERT BESHAR                                       July 20, 1995
    -------------
        Robert Beshar


/S/ MODESTO A. MAIDIQUE                                 July 20, 1995
    -------------------
        Modesto A. Maidique


    ------------------
        Edward R. McCracken


/S/ J. TRACY O'ROURKE                                  July 20, 1995
    -----------------
        J. Tracy O'Rourke
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                                                           Exhibit 24.0
                                                                (page 2)


/S/ CHARLES E. SPORCK                                  July 20, 1995
    -----------------
        Charles E. Sporck


/S/ DONALD E. WEEDEN                                    July 20, 1995
    ----------------
        Donald E. Weeden


/S/ DONALD MACLEOD                                       July 17, 1995
    --------------
        Donald Macleod


/S/ ROBERT B. MAHONEY                                    July 17, 1995
    -----------------
        Robert B. Mahoney
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